UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(AMENDMENT NO. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 31, 2006
R.H. DONNELLEY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-07155 (Commission File Number)	13-2740040 (IRS Employer Identification No.)

1001 Winstead Drive, Cary NC (Address of principal executive offices)	27513 (Zip Code)
Registrant’s telephone number,
including area code: (919) 297-1600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
     On January 31, 2006, R.H. Donnelley Corporation (the “Company” or “Donnelley”) completed its acquisition of Dex Media, Inc., a Delaware corporation (“Dex Media”), pursuant to the Agreement and Plan of Merger, dated October 3, 2005 (the “Merger Agreement”), among Dex Media, Dex Media, Inc. (f/k/a Forward Acquisition Corp.), a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), and the Company. Pursuant to the Merger Agreement, Dex Media was merged with and into Merger Sub, with Merger Sub remaining as the surviving corporation (the “Dex Media Merger”). Merger Sub was then renamed “Dex Media, Inc.”
     On January 27, 2006, Donnelley repurchased its remaining 100,301 shares of outstanding convertible cumulative preferred stock (“Preferred Stock”) from investment partnerships affiliated with The Goldman Sachs Group, Inc. (the “GS Repurchase”). Subsequent to the GS Repurchase, there are no outstanding shares of Preferred Stock. The Dex Media Merger was conditioned on the completion of the GS Repurchase.
     This Amendment No. 1 to Form 8-K is being filed to amend the Current Report on Form 8-K filed by the Company on February 6, 2006 to include the financial statements and pro forma financial information relating to the Dex Media Merger required under Item 9.01 of Form 8-K, which were previously omitted in accordance with the instructions of Item 9.01 of Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.
(1)	The audited financial statements specified in Rule 3-05(b) of Regulation S-X, promulgated under the Exchange Act of 1934, and the notes related thereto were included on pages F-4 through F-42 in Dex Media’s annual report on Form 10-K for the year ended December 31, 2005 (“Dex 10-K”) filed with the Securities and Exchange Commission (the “Commission”) on March 16, 2006, Commission File No. 333-131626, and are attached hereto as Exhibit 99.1, which is incorporated herein by reference thereto.

(2)	The signed Report of Independent Registered Public Accounting Firm required to be provided pursuant to Rule 2-02 of Regulation S-X was included on pages F-2 and F-3 in the Dex 10-K filed with the Commission on March 16, 2006, Commission File No. 333-131626, and is attached hereto as Exhibit 99.2, which is incorporated herein by reference thereto.
(b)	Pro Forma Financial Information.
(1)	The unaudited pro forma financial information required to be provided pursuant to Article 11 of Regulation S-X is attached to this Amendment No. 1 to Form 8-K as Exhibit 99.3, which is incorporated herein by reference thereto.

(d)	Exhibits.

Exhibit
Number	Description
2.1	Agreement and Plan of Merger, dated October 3, 2005, among R.H. Donnelley Corporation, Dex Media, Inc. and Forward Acquisition Corp. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the Commission on October 6, 2005, Commission File No. 001-07155).

3.1	Second Amended and Restated Bylaws (incorporated by reference to Exhibit 3.1 of the Company’s Current Report on Form 8-K filed with the Commission on February 6, 2006, Commission File No. 001-07155).

23*	Consent of Independent Registered Public Accounting Firm.

99.1*	Audited consolidated financial statements of Dex Media, Inc. and subsidiaries as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005 and notes related thereto.

99.2*	Report of Independent Registered Public Accounting Firm.

99.3*	Unaudited pro forma condensed combined financial statements of R.H. Donnelley Corporation as of and for the year ended December 31, 2005 and notes related thereto.

*	Filed herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R.H. DONNELLEY CORPORATION

By:	/s/ Robert J. Bush

Name: Robert J. Bush
Title: Senior Vice President and General Counsel
Date: April 18, 2006

EXHIBIT INDEX

Exhibit
Number	Description
2.1	Agreement and Plan of Merger, dated October 3, 2005, among R.H. Donnelley Corporation, Dex Media, Inc. and Forward Acquisition Corp. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the Commission on October 6, 2005, Commission File No. 001-07155).

3.1	Second Amended and Restated Bylaws (incorporated by reference to Exhibit 3.1 of the Company’s Current Report on Form 8-K filed with the Commission on February 6, 2006, Commission File No. 001-07155).

23*	Consent of Independent Registered Public Accounting Firm.

99.1*	Audited consolidated financial statements of Dex Media, Inc. and subsidiaries as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005 and notes related thereto.

99.2*	Report of Independent Registered Public Accounting Firm.

99.3*	Unaudited pro forma condensed combined financial statements of R.H. Donnelley Corporation as of and for the year ended December 31, 2005 and notes related thereto.

*	Filed herewith

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